                                                                     EXHIBIT 1.1

                                4,000,000 SHARES

                         EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT



                                                         _________________, 1997


JOHN G. KINNARD AND COMPANY, INCORPORATED
MILLER, JOHNSON & KUEHN, INCORPORATED
As Representatives of the Several Underwriters
c/o John G. Kinnard and Company, Incorporated
920 Second Avenue South
Minneapolis, Minnesota  55402


Ladies and Gentlemen:

          Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation (the "Company") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of Four Million (4,000,000) shares (the "Firm Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"). In addition, to cover overallotments in connection with the sale of the Firm Shares, the Company proposes to grant to the Underwriters an option to purchase an additional number of shares not exceeding 600,000 in the aggregate. The shares subject to the option are herein called the "Option Shares." The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein called the "Shares." As used in this Agreement, the term "Underwriter" includes any party substituted for an Underwriter under Section 8 hereof.

          As Representatives, you have advised the Company that (i) you are authorized to enter into this Underwriting Agreement on behalf of the Underwriters and (ii) the Underwriters are willing, acting severally and not jointly, to purchase the numbers of the Firm Shares, aggregating in total 4,000,000 shares, set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares purchased if you elect to exercise the overallotment option in whole or in part for the accounts of the Underwriters.

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          The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-1 (File No. 333-_____) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). If the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). The registration statement, as amended, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act and the information (if any) deemed to be part thereof pursuant to Rules 430A and 434(d) under the Act, is herein called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 under the Act provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Act) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) under the Act or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 under the Act) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 under the Act. Copies of the Registration Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

          1.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.


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               (ii)  No order preventing or suspending the use of any
          Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof.

               (iii) As of the time the Registration Statement was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus and at the First Closing Date and Second Closing Date (each as hereinafter defined), (A) the Registration Statement and Prospectus conformed or will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, (B) the Registration Statement did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof.

               (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota. The Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity. The Company has the power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the condition


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          (financial or otherwise), business, property, prospects, net worth or results of operations of the Company.

               (v) The Company has the authorized and outstanding capitalization as set forth under the heading "Capitalization" in the Prospectus. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold by the Company to the Underwriters pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock of the Company pursuant to the Company's Restated Articles of Incorporation (as amended), Bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or the sale of the Shares as contemplated by this Agreement gives rise to any rights for, or relating to, the registration of any shares of capital stock or other securities of the Company, except such rights which have been validly waived or satisfied. Except as described in the Prospectus, there are no outstanding options, warrants, agreements, contracts or other rights to purchase or acquire from the Company any shares of its capital stock. The outstanding capital stock of the Company conforms, and the Shares to be issued by the Company to the Underwriters will conform, to the description thereof contained in the Prospectus.

               (vi) The financial statements (together with the notes thereto) included in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and present fairly the financial position, results of operations and changes in shareholders' equity and cash flows of the Company on the basis stated in the Registration Statement, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The summary and selected consolidated financial data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented


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          therein.  Arthur Andersen LLP, which has expressed its opinion with respect to the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission promulgated thereunder.

               (vii) There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company before any court or administrative or regulatory agency, authority or body, or any arbitrator, which might result, individually or in the aggregate, in a material adverse change in the condition (financial or otherwise), business, property, prospects, net worth or results of operations of the Company, except as set forth in the Registration Statement and the Prospectus.

               (viii) The Company has good and marketable title to all properties and assets reflected as owned in the financial statements described above or in the Prospectus, in each case free and clear of all liens, encumbrances, claims, security interests or defects, except such as are described in the Prospectus or as do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company.

               (ix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been any material adverse change in or affecting, or any event, occurrence or development in the business of the Company that, taken together with other events, occurrences and developments with respect to such business, would have or would reasonably be expected to have a material adverse effect on, the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company (whether or not occurring in the ordinary course of business), (B) the Company has not entered into any transaction not in the ordinary course of business that is material to the Company, other than transactions described or contemplated in the Registration Statement and the Prospectus, (C) the Company has not incurred any material liabilities or obligations, direct or contingent, other than described or contemplated in the Registration Statement and the Prospectus, (D) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not


                                       -5-

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          been any change in the capital stock of the Company (other than upon the exercise of options and warrants described in the Registration Statement and the Prospectus), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company, and (F) there has not been any issuance of warrants, options, convertible securities or other rights to purchase or acquire any capital stock of the Company.

               (x) The Company is not in violation of or in default under (A) its Restated Articles of Incorporation (as amended) or Bylaws, (B) any statute, rule, regulation, order, judgment, decree or authorization of any governmental or administrative agency, court or other body having jurisdiction over the Company or any of its properties, or (C) any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which it is bound or to which any property or assets of the Company are subject, which violation or default would have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company or the ability of the Company to consummate the transactions contemplated hereby.

               (xi) The Company has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (A) will not result in a breach or violation of any provision of the Restated Articles of Incorporation (as amended) or Bylaws of the Company or any statute, rule, regulation, order, judgment, decree or authorization of any governmental or administrative agency, court or other body having jurisdiction over the Company or any of its properties, and (B) will not conflict with, result in a breach or violation of, or constitute, either by itself or upon notice or passage of time or both, a default under any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any property or assets of the Company are subject. No approval, consent, order, authorization, designation, declaration or filing by or with any governmental or administrative agency, court or other body is required for the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated, except as may be required under the Act or any state securities or blue sky laws.


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               (xii)  The Company holds and is operating in compliance with all licenses, authorizations, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus.

               (xiii) No labor disturbance or dispute by the employees or consultants or contractors to the Company exists or, to the Company's knowledge, is threatened that could reasonably be expected to have a material adverse effect on the conduct of the Company's business as described in the Prospectus or on the condition (financial or otherwise), property, prospects, net worth or results of operations of the Company.

               (xiv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
          (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xv) The Company has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

               (xvi) The Company's application for listing on the Nasdaq National Market ("Nasdaq") has been approved, and, on the date the Registration Statement became effective, the Company's Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), became effective.

               (xvii) The Company has obtained and delivered to the Representatives written agreements, in form and substance satisfactory to the Representatives, of (A) each of its directors and executive officers (other than Daniel Hanlon and David Hanlon), that no offer, sale, contract to sell, or other disposition of any Common Stock of the Company will be made for a period of 180 days after the First Closing Date, directly or indirectly, by such holder otherwise than with the prior written consent of John G. Kinnard and Company, Incorporated ("Kinnard") and (B) each of Daniel Hanlon and David Hanlon, that no offer, sale, contract to sell, or other disposition of any Common Stock of the Company will be made for a period of 365 days after the First Closing Date, directly or indirectly, by such individual otherwise than with the prior written consent of Kinnard, except that each of Daniel Hanlon and David Hanlon may sell, offer, pledge or otherwise dispose of up to 50,000 shares of Common Stock following the date 180 days after the First Closing Date without any prior consent from Kinnard.

               (xviii) The Company has not released and will not release holders of the Company's Series A Convertible Preferred Stock from their existing 180 day lock-up agreements otherwise than with the prior written consent of Kinnard.

               (xix) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

               (xx) The Company has filed all federal, state, local and foreign tax returns or reports required to be filed by it and has paid in full all taxes indicated by said returns or reports and all assessments received by it to the extent that such taxes have become due and payable, except where the Company is contesting in good faith such taxes and assessments.

               (xxi) The Company maintains insurance of the type and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, including without limitation, product liability insurance and insurance covering all real and personal property owned or leased by it, all of which is in full force and effect.

               (xxii) The Company owns or is licensed to use all patents, patent applications, inventions, trademarks, tradenames, applications for registration of trademarks, copyrights, know-how, trade secrets, licenses and rights in any thereof that are material to the business of the Company as now conducted and as proposed to be conducted, in each case as described in the Prospectus (the "Proprietary Rights"). The Company does not have knowledge of, and the Company has not given or received any notice of any pending conflicts with or infringement of, the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration or legal, administrative or other proceeding, or domestic or foreign governmental investigation is pending, or to the best of the Company's knowledge, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which

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          restricts or impairs the use of any such Proprietary Rights.  To the best of the Company's knowledge, no Proprietary Rights used by the Company conflict with or infringe upon any proprietary rights of or available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of or the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing. The Company has complied with its respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

               (xxiii) To the Company's knowledge, none of the Company's officers, directors or security holders has any affiliations with the National Association of Securities Dealers, Inc., except as set forth in the Registration Statement or as otherwise disclosed in writing to the Representatives.

               (xxiv) The Company intends to apply the proceeds from the sale of the Shares by it to the purposes and substantially in the manner set forth in the Prospectus.

               (xxv) No person is entitled, directly or indirectly, to compensation from the Company or the Underwriters for services as a finder in connection with the transactions contemplated by this Agreement.

               (xxvi) The conditions for use of a registration statement on Form S-1 for the distribution of the Shares have been satisfied with respect to the Company.

               (xxvii)  The Company has not sold any securities in violation of
          Section 5 of the Act.

               (xxviii) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

          (b) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel to the Underwriters shall be deemed to be a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

          2.   PURCHASE AND SALE; DELIVERY AND PAYMENT.

          (a) On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase, at a purchase price equal to ninety-three percent (93%) of the per share price to public of $______, the respective amount of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto. The Underwriters will collectively purchase all of the Firm Shares if any are purchased.

          (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase an aggregate of up to 600,000 Option Shares, at the same purchase price as the Firm Shares, for use solely in covering any overallotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the date on which the Registration Statement was declared effective under the Act, as described in Section 1(a)(i) hereof (the "Effective Date") upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option and the date on which certificates for such Option Shares are to be delivered. Option Shares shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

          (c) The Company will deliver the Firm Shares to the Representatives at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, unless some other place is agreed upon, at 10:00 a.m. Minneapolis time, against payment of the purchase price as set forth in Section 2(a), on the third full business day after commencement of the offering or, if the offering commences after 4:30 p.m., on the fourth full business day after commencement of the offering, or such earlier time as may be agreed upon by the Representatives and the Company, such time and place being herein referred to as the "First Closing Date."

          (d) The Company will deliver the Option Shares being purchased by the Underwriters to the Representatives at the offices of Dorsey & Whitney LLP as set forth in Section 2(c) above, unless some other place is agreed upon, at 10:00 a.m. Minneapolis time, against payment of the purchase price at the same place, on the date determined by the Representatives and of which the Company has received notice as provided in Section 2(b), which shall not be earlier than two nor later than three full business days after the exercise of the option as set forth in Section 2(b), or at such other time not later than ten full business days thereafter as may be agreed upon by the Representatives and the Company, such time and date being herein referred to as the "Second Closing Date."

          (e) Certificates for the Shares to be delivered will be registered in such names and issued in such denominations as the Underwriters shall request at least two business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriters in definitive form for the purpose of inspection and packaging at least 24 hours prior to each respective closing date.

          (f) Payment to the Company for the Shares sold shall be made by wire transfer to the account designated by the Company or by certified or official bank check or checks in Clearing House funds, payable to the order of the Company.

          (g) The Underwriters will make a public offering of the Shares directly to the public (which may include selected dealers who are members in good standing of the National Association of Securities Dealers, Inc. ("NASD") or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD's Board of Governors with respect to free-riding and withholding) as soon as the Underwriters deem practicable after the Registration Statement becomes effective at the public offering price set forth in Section 2(a) above subject to the terms and conditions of this Agreement and in accordance with the Prospectus; concessions from the public offering price may be allowed selected dealers who are members of the NASD as the Underwriters determine and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price and concessions may vary after the public offering. The Underwriters shall offer and sell the Shares only in jurisdictions in which the offering of Shares has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state securities laws.

          (h) It is understood that the Representatives, individually and not as Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment by the Representatives shall relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

          3. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

          (a) If the Company has elected to rely on Rule 430A under the Act, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 under the Act) containing the information omitted therefrom pursuant to Rule 430A under the Act with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, under the Act; if the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) under the Act; the Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) that, in the opinion of the Representatives, may be necessary or advisable in connection with distribution of the Securities by Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) to which the Representatives shall reasonably object by notice to the Company after having been furnished with a copy a reasonable time prior to the filing.

          (b) The Company will advise the Representatives promptly of (i) any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus,
     (iii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or (iv) the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

          (c) The Company will endeavor to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will, or will cause counsel for the Company to, make such applications, file such documents, and furnish such information as may be reasonably requested by the Representatives, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

          (d) The Company will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Representatives may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Company will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may, from time to time, reasonably request. The Company will deliver to the Representatives, at or before the First Closing Date, three signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

          (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances in which they are made, when it is so delivered, not misleading, or so that the Prospectus will comply with law. In case any Underwriter is required to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the effective date of the Registration Statement, upon the request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

          (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 16 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

          (g) The Company will, for a period of five years after the First Closing Date, deliver to the Representatives copies of its annual report and copies of all other documents, reports and information furnished by the Company to its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act.

          (h) No offering, sale or other disposition of any Common Stock or other capital stock of the Company, or warrants, options, convertible securities or other rights to acquire such Common Stock or other capital stock (other than pursuant to employee stock option plans, outstanding options or on the conversion of convertible securities outstanding on the date of this Agreement) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives.

          (i) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

          (j) The Company will use its best efforts to maintain the designation of the Common Stock on the Nasdaq National Market.

          (k) Subject to the provisions set forth below, the Company shall be responsible for and pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), Preliminary Prospectuses, the Prospectus and any amendments thereof or supplements to any of the foregoing; (ii) all costs and expenses in connection with the issuance and delivery of the Shares, including taxes, if any; (iii) the cost of all certificates representing the Shares; (iv) the fees and expenses of the Transfer Agent for the Shares; (v) the fees and disbursements of counsel for the Company; (vi) all fees and other charges of the independent public accountants of the Company; (vii) the cost of furnishing and delivering to the Underwriters and dealers participating in the offering copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and any amendments of, or supplements to, any of the foregoing; (viii) the NASD filing fee; and
     (ix) all accountable fees and expenses of counsel for the Company and counsel for the Representatives incurred in qualifying the Shares for sale under the laws of such jurisdictions upon which the Representatives and the Company may agree (including filing fees).

          (l) The Company will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and will not effect any sales of any security of the Company which are required to be disclosed in response to Item 701 of Regulation S-X of the Commission which have not been so disclosed in the Registration Statement.

          4.   CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

          The respective obligations of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Shares as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date), and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company (in the case of the First Closing Date) of its obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

          (a) All filings required by Rules 424, 430A and 434 under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

          (b) The Representatives shall have received the opinion of Faegre & Benson LLP, counsel for the Company, dated as of the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and satisfactory in form and substance to the Representatives and their counsel, substantially to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration

          Statement and the Prospectus. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where the conduct of its business makes such qualification necessary and the failure to so qualify would have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Company.

               (ii) The Company has authorized and outstanding capital stock as described in the Prospectus. The outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and nonassessable. No preemptive rights pursuant to corporate law or, to the knowledge of such counsel, other preemptive or similar subscription rights of shareholders of the Company, or of holders of warrants, options, convertible securities or other rights to acquire shares of capital stock of the Company, exist with respect to any of the Shares or the issue and sale thereof. To the knowledge of such counsel, no rights to register outstanding shares of the Company's capital stock, or shares issuable upon the exercise of outstanding warrants, options, convertible securities or other rights to acquire shares of such capital stock, exist which have not been validly exercised or waived with respect to the Registration Statement. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus.

               (iii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order or proceedings with respect thereto have been instituted or are pending or threatened by the Commission.

               (iv) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements or related schedules included therein).

               (v) To such counsel's knowledge, there are no statutes, regulations or legal or governmental proceedings required to be described in the Prospectus that are not described as required and no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required.

               (vi) The statements (A) in the Prospectus under the caption "Description of Securities" and (B) in the Registration Statement in
          Item 14, insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters.

               (vii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a violation of or default under the Amended Articles of Incorporation or Bylaws of the Company, or (assuming compliance with all applicable state securities and blue sky laws) under any statute, rule or regulation of the United States or the State of Minnesota applicable to the Company or any permit, order, judgment or decree known to such counsel, or any indenture, mortgage, loan agreement or other material agreement, instrument or obligation known to such counsel to which the Company is a party or by which it or its material properties are bound.

               (viii) The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.

               (ix) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by state securities and blue sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

               (x) To such counsel's knowledge, there are no material legal or governmental proceedings, pending or threatened, before any court or administrative body or regulatory agency to which the Company is a party or to which any of the properties of the Company is subject.

               (xi) The form of certificate for the Shares is in due and proper form and complies with all applicable statutory requirements.

          In rendering the opinions described above, counsel for the Company may rely, as to matters of fact with respect to the Company, upon representations of the Company contained in this Agreement and certificates of officers of the Company provided that copies of such certificates are delivered to the Representatives.

          In addition to the matters set forth above, each such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Registration Statement or Prospectus and such counsel makes no representation that it has independently verified the accuracy, completeness or fairness of such statements, in connection with such counsel's representation and inquiry of the Company in the preparation of the Registration Statement and Prospectus, nothing came to the attention of such counsel which caused it to conclude that, as of the time the Registration Statement became effective and as of the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement or any further amendment thereto (other than the financial statements and related schedules included therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Prospectus or any amendment or supplement thereto and as of the First Closing Date or the Second Closing Date, as the case may be, the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules included therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (c) The Representatives shall have received on the First Closing Date or the Second Closing Date, as the case may be, the opinion of Faegre & Benson LLP, special intellectual property counsel for the Company, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters, and satisfactory in form and substance to the Representatives and their counsel, substantially to the effect that:

               (i) To the best of such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the caption "Intellectual Property Rights" are accurate and complete statements or summaries of the matters therein set forth.

               (ii) To the best of such counsel's knowledge, the Company owns or is licensed to use all Proprietary Rights.

               (iii) To the best of such counsel's knowledge, there are no pending legal proceedings relating to the Proprietary Rights, and no such proceedings are threatened or contemplated.

               (iv) To the best of such counsel's knowledge after due inquiry, the Company is not infringing or otherwise violating, and the conduct of the business of the Company as intended to be conducted as described in the Prospectus will not infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the Proprietary Rights in a way which could materially affect the ownership or use thereof by the Company.

               (v) Nothing has come to the attention of such counsel that causes such counsel to believe that the discussion of the Proprietary Rights set forth in (A) the Registration Statement or any amendment thereof, at the time the Registration Statement became effective and as of the First Closing Date or the Second Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or
          (B) the Prospectus as amended or supplemented, as of the date of the Prospectus or any such amendment of supplement and as of the First Closing Date or the Second Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (d) The Representatives shall have received on the First Closing Date or the Second Closing Date, as the case may be, the opinion of Merchant & Gould, P.A., special intellectual property counsel for the Company, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters, and satisfactory in form and substance to the Representatives and their counsel, substantially to the effect that:

               (i) To the best of such counsel's knowledge, the statements in the Registration Statement and the Prospectus under the caption "Business-Intellectual Property Rights" are accurate and complete statements or summaries of the matters therein set forth.

               (ii) To the best of such counsel's knowledge, the Company owns or is licensed to use all Proprietary Rights.

               (iii) To the best of such counsel's knowledge, there are no pending legal proceedings relating to the Proprietary Rights, and no such proceedings are threatened or contemplated.

               (iv) To the best of such counsel's knowledge after due inquiry, the Company is not infringing or otherwise violating, and the conduct of the business of the Company as intended to be conducted as described in the Prospectus will not infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the Proprietary Rights in a way which could materially affect the ownership or use thereof by the Company.

               (v) Nothing has come to the attention of such counsel that causes such counsel to believe that the discussion of the Proprietary Rights set forth in (A) the Registration Statement or any amendment thereof, at the time the Registration Statement became effective and as of the First Closing Date or the Second Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or
          (B) the Prospectus as amended or supplemented, as of the date of the Prospectus or any such amendment of supplement and as of the First Closing Date or the Second Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (e) The Representatives shall have received from Dorsey & Whitney LLP, counsel for the Underwriters, an opinion dated the First Closing Date or the Second Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (f) The Representatives shall have received on each of the date hereof, the First Closing Date and the Second Closing Date, as the case may be, a signed letter, dated as of the date hereof, the First Closing Date or the Second Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Arthur Andersen LLP, to the effect that they are independent public accountants with respect to the Company within the meaning of the Act and the related rules and regulations, stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations, and containing such other statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, the Company shall not have incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus), or any change in the short-term debt or long-term debt (including capitalized lease obligations) of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any change or any development involving a prospective change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in the Prospectus.

          (h) The Representatives shall have received a written agreement from each of the officers and directors of the Company (other than Daniel Hanlon and David Hanlon), that no offer, sale, contract to sell, or other disposition of any Common Stock of the Company will be made for a period of 180 days after the First Closing Date, directly or indirectly, by such holder otherwise than with the prior written consent of Kinnard.

          (i) The Representatives shall have received a written agreement from each of Daniel Hanlon and David Hanlon that no offer, sale, contract to sell, or other disposition of any Common Stock of the Company will be made for a period of 365 days after the First Closing Date, directly or indirectly, by such individual otherwise than with the prior written consent of Kinnard, except that each such individual may sell, offer, pledge or otherwise dispose of up to 50,000 shares of Common Stock following the date 180 days after the First Closing Date without any prior consent from Kinnard.

          (j) The Representatives shall have received from the Secretary of the Company a certificate of incumbency, dated as of the First Closing Date or Second Closing Date, as the case may be, certifying the names, titles and signatures of the officers authorized to execute, deliver and perform this Agreement. Attached to such certificate shall be a copy of the Bylaws of the Company and the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement.

     Such certificate shall also certify that such resolutions, the Restated Articles of Incorporation of the Company and the Bylaws of the Company have been validly adopted and have not been amended or modified, except as described in the Prospectus.

          (k) The Representatives shall have received from the Company a certificate, dated as of the First Closing Date or Second Closing Date, as the case may be, of the chief executive officer, the chief operating officer and the chief financial officer of the Company to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of each Closing Date. The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such date.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is pending or, to the knowledge of such officers, is contemplated under the Act.

               (iii) Neither the Registration Statement nor the Prospectus nor any amendment thereof or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; provided, however, that such certificate does not require any representation concerning statements in, or omissions from, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, which are based solely upon and conform to written information furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus or any such amendment or supplement.

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as contemplated or referred to in the Prospectus, the Company has not incurred any direct or contingent liabilities or obligations material to the Company, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividend or made any distribution of any kind with respect to its capital stock, and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus), short-term debt, or long-term debt (including capitalized lease obligations) of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in or affecting the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company.

               (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss of, or damage to, its business or properties, whether or not covered by insurance.

               (vi) Except as is otherwise expressly stated in the Registration Statement and Prospectus there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body, or, to such officers' knowledge, threatened, to which the Company is a party or of which the business or property of the Company is the subject.

          (l) The Shares shall have been approved for listing on the Nasdaq National Market.

          (m) The Company shall have furnished to the Underwriters, dated as of the date of each closing date, such further certificates and documents as the Representatives shall have reasonably required.

          (n) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and their legal counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

          (o) The Representatives may waive in writing the performance of any one or more of the conditions specified in this Section 4 or extend the time for their performance.

          5.   INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or each such controlling person may become subject, under the Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person (subject to the limitations of Section 5(c) below) in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter in writing specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. This indemnity agreement is in addition to any liability that the Company may otherwise have.

          (b) Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, or controlling person may become subject, under the Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by any Underwriter or based upon written information furnished by the Company or the Underwriters and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each of the above cases to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter in writing specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, notify in writing the indemnifying party of the commencement thereof. The omission to so notify the indemnifying party will not relieve it from any liability under this Section 5 as to the particular item for which indemnification is then being sought, unless such omission so to notify prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party or parties, it is advisable for such party or parties and any controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by any party hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. In such event, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the prior written consent of such indemnifying party.

          6.   CONTRIBUTION.

          (a) If the indemnification provided for in Section 5 is unavailable under applicable law to any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, and the Underwriters from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company and the Underwriters agree that contribution determined by per capita allocation (even if the Underwriters were considered a single person) would not be equitable. The respective relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bears to the total underwriting discount received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. The Underwriters' obligation to contribute pursuant to this Section 6 are several and not joint in proportion to their respective Underwriting Obligations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of the Act or the Exchange Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

          (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit, or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 6, unless such omission so to notify prejudices the Contributing Party's ability to defend such action. Any notice given pursuant to Section 5 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

          7.   EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

          (a) This Agreement shall become effective the later of (i) the date and time that this Agreement is executed and delivered by the parties hereto and (ii) at 10:00 a.m. Minneapolis time, on the first full business day following the Effective Date, or at such earlier time after the Effective Date as the Representatives in their discretion shall first release the Shares for offering to the public. For purposes of this
     Section 7, the Shares shall be deemed to have been released to the public upon release by the Representatives of the publication of a newspaper advertisement relating to the Shares or upon release of a telegram or a letter offering the Shares for sale to securities dealers, whichever shall first occur.

          (b) The Representatives shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time prior to the First Closing Date, and the option referred to in Section 2(b), if exercised, may be canceled at any time by the Representatives by giving such notice to the Company at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any material agreement on its part to be performed hereunder; (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been required or established by the Commission or by any such exchange or the Nasdaq Stock Market; (iv) a banking moratorium shall have been declared by federal, New York or Minnesota authorities; (v) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Shares; (vi) there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority, which in the judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company; or (vii) there shall be an outbreak of major hostilities (or an escalation thereof) in which the United States is involved or a formal declaration of war by the United States of America shall have occurred or any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party, except as provided in Sections 5 and 6 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in
     Section 3(k) hereof.

          (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
     Section 7, they shall notify the Company by telegram or telephone, confirmed by letter sent to the address specified in Section 10 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the

     Representatives promptly by telegram or telephone, confirmed by letter sent to the address specified in Section 10 hereof.

          (d) If the Company shall fail at the First Closing Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter. No action taken pursuant to this Section 7(d) shall relieve the Company from liability, if any, in respect of such default.

          8.   DEFAULT OF UNDERWRITER.

          If on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (A) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase or (B) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except for expenses to be borne by the Company, and the Underwriters as provided in Section 3(k) hereof and the indemnity and contribution agreements in Sections 5 and 6 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 8, the First Closing Date or Second Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes, not including a reduction in the number of Firm Shares, in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this
Section 8
shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          9. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS.

          The respective indemnity and contribution agreements of the Company and the Underwriters contained in Sections 5 and 6, respectively, the representations and warranties of the Company set forth in Section 1 hereof, and the covenants of the Company set forth in Section 3 hereof, respectively, shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriters, the Company, any of its officers and directors, or any controlling person referred to in Sections 5 and 6, and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representatives of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

          10.  NOTICES.

          All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Representatives or any of the Underwriters, shall be mailed, delivered, or telecopied and confirmed, to John G. Kinnard and Company, Incorporated, 920 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Jerry Johnson, with a copy to Jonathan B. Abram, Esq., Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402; if sent to the Company, shall be mailed, delivered, or telecopied, and confirmed, to Excelsior-Henderson Motorcycle Manufacturing Company, 607 West Travelers Trail, Burnsville, Minnesota 55337,
Attention: Daniel Hanlon, with a copy to Gale R. Mellum, Esq., Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

          11.  INFORMATION FURNISHED BY THE UNDERWRITER.

          The statements relating to the stabilization activities of the Underwriters and the statements in paragraphs three and eight under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only information furnished by, or on behalf of, the Underwriters in writing specifically for use in the preparation of the Registration Statement or any post-effective amendment thereof, any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction as referred to in Section 5 hereof.

          12.  PARTIES.

          This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, their respective successors and assigns and the officers, directors and controlling persons referred to in Sections 5 and 6. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Sections 5 and 6 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriters shall be construed a successor or assign merely by reason of such purchase.

          13.  GOVERNING LAW.

          This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota without regard to its conflict of law provisions.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and each of the Underwriters in accordance with its terms.

                                                  Very truly yours,

                                                  EXCELSIOR-HENDERSON MOTORCYCLE
                                                  MANUFACTURING COMPANY


                                                  --------------------------
                                                  Daniel L. Hanlon
                                                  Co-Founder and Co-Chief
                                                  Executive Officer


                                                  --------------------------
                                                  David P. Hanlon
                                                  Co-Founder and Co-Chief
                                                  Executive Officer


The foregoing Underwriting Agreement
is hereby confirmed and accepted by us
for ourselves and as Representatives of the Underwriters referred to in the foregoing
Agreement as of the date first above written.

JOHN G.  KINNARD AND COMPANY,
  INCORPORATED
MILLER, JOHNSON & KUEHN, INCORPORATED

By:  John G. Kinnard and Company, Incorporated


--------------------------
By:
  Its:

                                   SCHEDULE I


NAME OF UNDERWRITER                                NUMBER OF FIRM SHARES
-------------------                                ---------------------

John G. Kinnard and Company,
  Incorporated

Miller, Johnson & Kuehn,
  Incorporated






  Total                                                   4,000,000
                                                          ---------
                                                          ---------